UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2007

Date of Report (Date of earliest event reported)

GLOBALPAYNET HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	98-0458087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110-174 Wilson Street, Victoria BC	V9A 7N7
(Address of principal executive offices)	(Zip Code)

(250) 294-0101
Issuer's telephone number

SPECTRE TECHNOLOGY CORP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.   Entry Into a Material Definitive Agreement

This Report on Form 8-K/A of GlobalPayNet Holdings, Inc. (the “Registrant”) amends the Registrant’s Report on Form 8-K (the “Original 8-K”) which was filed with the U.S. Securities and Exchange Commission on August 6, 2007.  The Original 8-K reported that the Registrant had entered into an agreement to purchase all of the outstanding shares of E-Shopping Technologies, Inc., a Nevada corporation.   However, the agreement was subsequently corrected to (1) remove the Registrant as a party to the agreement and (2) add Globus Payments Ltd., a wholly-owned subsidiary of the Registrant, as the purchasing entity.  The corrected acquisition agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

 (d) Exhibits.

The following exhibits are filed with this Report on Form 8-K/A:

Exhibit	Description

10.1	Acquisition Agreement by and among Globus Payments Ltd., E-Shopping Technologies, Inc. and Renovatio Media Group, S.A., dated July 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2007		GLOBALPAYNET HOLDINGS, INC.

	By:	/s/ Alain Ghiai
Alain Ghiai
President

Exhibit Index

Exhibit	Description

10.1	Acquisition Agreement by and among Globus Payments Ltd., E-Shopping Technologies, Inc. and Renovatio Media Group, S.A., dated July 31, 2007

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